                                                                    EXHIBIT 4.12

                                                               EXECUTION VERSION

                               SECURITY AGREEMENT

                           dated as of March 23, 2004

                                       by

                         CALPINE GENERATING COMPANY, LLC

                                       and

                  THE GUARANTORS PARTY HERETO FROM TIME TO TIME

                                       and

                            WILMINGTON TRUST COMPANY,
                               as Collateral Agent

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                                TABLE OF CONTENTS

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                                                                                                           PAGE
                                                                                                           ----
ARTICLE I. Definitions.............................................................................          3
         Section 1.1   General Definitions.........................................................          3
         Section 1.2   Definitions; Interpretation.................................................          8

ARTICLE II. Grant of Security Interests............................................................          9
         Section 2.1   First Priority Lien Obligations.............................................          9
         Section 2.2   Second Priority Lien Obligations............................................         10
         Section 2.3   Third Priority Lien Obligations.............................................         10

ARTICLE III. Security for Obligations..............................................................         10
         Section 3.1   Security for Obligations....................................................         10
         Section 3.2   Continuing Liability under Collateral.......................................         10

ARTICLE IV. Representations, Warranties and Covenants..............................................         10
         Section 4.1   Generally...............................,...................................         10
         Section 4.2   Equipment...................................................................         12
         Section 4.3   Investment Property.........................................................         12
         Section 4.4   Contracts...................................................................         15
         Section 4.5   Letter of Credit Rights.....................................................         15

ARTICLE V. Access; Right of Inspection and Further Assurances......................................         15
         Section 5.1   Access; Right of Inspection......,.....................................,....         15
         Section 5.2   Further Assurances.................................................'........         16

ARTICLE VI. Collateral Agent Appointed Attorney-In-Fact............................................         16

ARTICLE VII. Remedies..............................................................................         17
         Section 7.1   Generally...................................................................         17
         Section 7.2   Application of Proceeds.....................................................         19
         Section 7.3   Sales on Credit.............................................................         19
         Section 7.4   Investment Property.........................................................         19
         Section 7.5   Cash Proceeds...............................................................         20

ARTICLE VIII. Collateral Agent...................................................,.................         20

ARTICLE IX. Continuing Security Interest; Transfer of Secured Obligations..........................         20

ARTICLE X. Standard of Care; Collateral Agent May Perform..........................................         21

ARTICLE XI. Indemnity and Expenses.................................................................         21

ARTICLE XII. Miscellaneous.........................................................................         22
        Section 12.1   Notices.....................................................................         22
        Section 12.2   Amendments and Waivers......................................................         22
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                                       i

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
Section 12.3   Successors and Assigns......................................................         22
Section 12.4   Independence of Covenants...................................................         22
Section 12.5   Severability................................................................         22
Section 12.6   Headings....................................................................         23
Section 12.7   APPLICABLE LAW..............................................................         23
Section 12.8   CONSENT TO JURISDICTION.....................................................         23
Section 12.9   WAIVER OF JURY TRIAL........................................................         23
Section 12.10  Counterparts................................................................         24
Section 12.11  Effectiveness...............................................................         24
Section 12.12  Entire Agreement............................................................         24
Section 12.13  Reinstatement...............................................................         24
Section 12.14  Collateral Trust Agreement..................................................         24
Section 12.15  No Recourse Against the Grantors............................................         24

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT, dated as of March 23, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is entered into by and among CALPINE GENERATING COMPANY, LLC, a Delaware limited liability company (the "Company"'), the GUARANTORS party hereto from time to time, and WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties (together with its successors and permitted assigns in such capacity, the "Collateral Agent").

                                    RECITALS

            WHEREAS, the Company:

                  (a) intends to issue, together with CalGen Finance Corp. ("CalGen Finance"), as co-issuer, on a non-recourse basis:

                        (i) $235,000,000 in aggregate principal amount of its
            First Priority Secured Floating Rate Notes due 2009 (the "First Priority Notes"), pursuant to the Indenture, dated as of the date hereof (the "First Priority Indenture"), among the Company, CalGen Finance, the guarantors party thereto from time to time and Wilmington Trust FSB, as trustee (together with its successors and permitted assigns in such capacity, the "First Priority Indenture Trustee");

                        (ii) $640,000,000 in aggregate principal amount of its
            Second Priority Floating Rate Notes due 2010 (the "Second Priority Notes"), pursuant to the Indenture, dated as of the date hereof (the "Second Priority Indenture"), among the Company, CalGen Finance, the guarantors party thereto from time to time and Wilmington Trust FSB, as trustee (together with its successors and permitted assigns in such capacity, the "Second Priority Indenture Trustee"); and

                        (iii) (A) $680,000,000 in aggregate principal amount of
            its Third Priority Secured Floating Rate Notes due 2011 (the "Third Priority Floating Rate Notes"), and (B) $150,000,000 in aggregate principal amount of its 11.50% Third Priority Secured Notes due 2011 (the "Third Priority Fixed Rate Notes" and, together with the First Priority Notes, the Second Priority Notes and the Third Priority Floating Rate Notes, the "Notes"), pursuant to the Indenture, dated as of the date hereof (the "Third Priority Indenture" and, together with the First Priority Indenture and the Second Priority Indenture, the "Indentures"), among the Company, CalGen Finance, the guarantors party thereto from time to time and Wilmington Trust FSB, as trustee (together with its successors and permitted assigns in such capacity, the "Third Priority Indenture Trustee");

                  (b) intends to borrow, on a non-recourse basis:

                        (i) $600,000,000 in aggregate principal amount of first
            priority institutional term loans due 2009 (the "First Priority Term Loans"), pursuant to a Credit and Guarantee Agreement, dated as of the date hereof (the "First Priority

            Term Loan Agreement"), among the Company, the guarantors party thereto from time to time, Morgan Stanley Senior Funding, Inc., as the administrative agent (together with its successors and permitted assigns in such capacity, the "First Priority Term Loan Administrative Agent"). Morgan Stanley Senior Funding, Inc., as sole lead arranger, Morgan Stanley Senior Funding, Inc., as sole book-runner, and the lenders party thereto from time to time; and

                        (ii) $100,000,000 in aggregate principal amount of
            second priority institutional term loans due 2010 (the "Second Priority Term Loans" and, together with the First Priority Term Loans, the "Term Loans"), pursuant to a Credit and Guarantee Agreement, dated as of the date hereof (the "Second Priority Term Loan Agreement" and, together with the First Priority Term Loan Agreement, the "Term Loan Agreements"), among the Company, the guarantors party thereto from time to time, Morgan Stanley Senior Funding, Inc., as the administrative agent (together with its successors and permitted assigns in such capacity, the "Second Priority Term Loan Administrative Agent"), Morgan Stanley Senior Funding, Inc. as sole lead arranger, Morgan Stanley Senior Funding, Inc., as sole book-runner, and the lenders party thereto from time to time; and

                  (c) has entered into that certain Amended and Restated Credit Agreement, dated as of the date hereof (the "Revolving Loan Agreement"), among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time, The Bank of Nova Scotia, as administrative agent (together with its successors and permitted assigns in such capacity, the "Revolver Administrative Agent"), and each of the other agents and arrangers party thereto, which provides for the borrowing on a non-recourse basis of up to $200,000,000 in aggregate principal amount of first priority secured revolving loans (the "Revolving Loans");

            WHEREAS, as a condition precedent to the effectiveness of each Term Loan Agreement, the Revolving Loan Agreement and each Indenture, the Company and the Guarantors are required to execute and deliver this Agreement, pursuant to which the Company and the Guarantors will secure the Secured Obligations (as defined in the Collateral Trust Agreement (as defined below)) with security interests in all of their present and future personal property, except Excluded Assets (as defined below), on the terms and conditions set forth below; and

            WHEREAS, the Company, Calpine CalGen Holdings, Inc., the Guarantors (as defined in the Collateral Trust Agreement), the First Priority Indenture Trustee, the Second Priority Indenture Trustee, the Third Priority Indenture Trustee, the First Priority Term Loan Administrative Agent, the Second Priority Term Loan Administrative Agent, the Revolver Administrative Agent and the Collateral Agent have entered into the Collateral Trust Agreement, dated as of the date hereof (the "Collateral Trust Agreement"), which sets forth the terms on which the Company, Calpine CalGen Holdings, Inc., CalGen Finance, and the Guarantors, among others, have appointed the Collateral Agent as agent for the present and future holders of the Secured Obligations, among others, to (a) receive, hold, maintain, administer and enforce (i) all Security Documents (as defined in the Collateral Trust Agreement) and (ii) all interests, rights, powers and remedies of the Collateral Agent thereunder, and (b) distribute the proceeds of the Collateral (as defined in the Collateral Trust Agreement) in a manner consistent with the priority of liens established by the Collateral Trust Agreement.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

      Section 1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

            "Account Debtor" shall mean an "account debtor" as defined in
Article 9 of the UCC.

            "Accounts" shall mean all "accounts" as defined in Article 9 of the UCC.

            "Article 9 Collateral" shall mean:

            (a) with respect to each Grantor that is not a Holding Company, any and all personal property of such Grantor, now owned or at any time hereafter acquired by such Grantor, or in which such Grantor now has or at any time in the future may acquire any right, title or interest, including all (i) Documents;
(ii) Goods; (iii) Intellectual Property; (iv) Investment Property; (v) Letter of Credit Rights; (vi) Money; (vii) General Intangibles; (viii) Receivables and Receivable Records; (ix) Commercial Tort Claims; (x) to the extent not otherwise included above, (A) all contracts or other agreements, motor vehicles and other personal property of any kind, (B) all Collateral Records that at any time evidence or contain information relating to or that are otherwise necessary or helpful in the collection of any of the foregoing, (C) all personal property assigned, hypothecated or otherwise securing any of the foregoing, including any security agreement or other agreement granting a lien or security interest in such personal property, and (D) all Supporting Obligations relating to any of the foregoing; and (xi) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing; and

            (b) with respect to each Grantor that is a Holding Company, (i) such Grantor's right to receive income, gain, profit, loss or other items allocated or distributed to such Grantor pursuant to any limited liability agreement, general partnership or other organizational agreement; (ii) all accounts, deposits or credits of any kind with any Subsidiary of such Grantor; (iii) all of such Grantor's right, title and interest in any Subsidiary of such Grantor or in or to any and all of such Subsidiary's assets or properties; (iv) all claims of such Grantor for damages arising out of any breach or default relating to any Collateral; (v) all Qualifying Cash Equivalents of such Grantor; and (vi) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing;

            provided, however, that, in each case, notwithstanding the foregoing provisions of this definition, in no event shall "Article 9 Collateral" include any Excluded Assets.

            "Authenticate" shall mean "authenticate" as defined in Article 9 of the UCC.

            "Cash Proceeds" shall mean all "cash proceeds" as defined in Article 9 the UCC.

            "Chattel Paper" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in the UCC.

            "Collateral Records" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items.

            "Commercial Tort Claims" shall mean all "commercial tort claims" as defined in the UCC.

            "Commodities Accounts" shall mean all "commodity accounts" as defined in Article 9 of the UCC.

            "Copyright Licenses" shall mean any and all agreements granting any right in, to or under Copyrights (whether the Grantor is licensee or licensor thereunder).

            "Copyrights" shall mean all United States, state and foreign copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications for any of the foregoing, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

            "Deposit Accounts" shall mean all "deposit accounts" as defined in
Article 9 of the UCC.

            "Designated Deposit Account" shall mean any Deposit Account designated as such on Schedule II hereto.

            "Documents" shall mean all "documents" as defined in Article 9 of the UCC.

            "Documents Evidencing Goods" shall mean all Documents evidencing, representing or issued in connection with Goods.

            "Equipment" shall mean: (a) all "equipment" as defined in the UCC,
(b) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, and tools (in each case, regardless of whether characterized as equipment under the UCC), (c) all Fixtures, and (d) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing.

            "Event of Default" shall mean an "Event of Default" under and as defined in any of the Indentures, any of the Term Loan Agreements, the Revolving Loan Agreement or any other Secured Debt Document.

            "Fixtures" shall mean all "fixtures" as defined in Article 9 of the UCC.

            "General Intangibles" (a) shall mean all "general intangibles" as defined in Article 9 of the UCC, including "payment intangibles" also as defined in Article 9 of the UCC and (b) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all contracts, all tax refunds and all licenses, permits, concessions and authorizations, (in each case, regardless of whether characterized as general intangibles under the UCC).

            "Goods" (a) shall mean all "goods" as defined in Article 9 of the UCC and (b) shall include, without limitation, all Inventory, Equipment, Documents Evidencing Goods and Software Embedded in Goods.

            "Grantor" shall mean the Company, each Guarantor and any Person that becomes a "Grantor" by executing a Security Agreement Supplement.

            "Holding Company" shall mean each Guarantor that is identified as a "Holding Company" on the signature pages hereto or that is designated as a Holding Company in the Security Agreement Supplement pursuant to which such Subsidiary becomes a Grantor hereunder.

            "Indemnitee" shall mean the Collateral Agent, its Affiliates, and their officers, partners, directors, trustees, employees, agents of the Collateral Agent, and their successors and assigns.

            "Instruments" shall mean all "instruments" as defined in Article 9 of the UCC.

            "Intellectual Property" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

            "Intellectual Property Licenses" shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and Trade Secret Licenses.

            "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

            "Inventory" shall mean: (a) all "inventory" as defined in the UCC and (b) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods and materials used or consumed in the manufacture, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in the Grantor's business, and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

            "Investment Accounts" shall mean the Revenue Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

            "Investment Property" shall mean all "investment property" (as such term is defined in Article 9 of the UCC) and all Investment Accounts (regardless of whether classified as investment property under the UCC).

            "Letter of Credit Right" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

            "Money" shall mean "money" as defined in Article 1 of the UCC.

            "Non-Assignable Contract" shall mean any agreement, contract or license to which the Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under
Section 9-406 through 409 of the UCC).

            "Patent Licenses" shall mean all agreements granting any right in, to, or under Patents (whether the Grantor is licensee or licensor thereunder).

            "Patents" shall mean all United States, state and foreign patents and applications for letters patent, all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, the right to sue for past, present and future infringements of any of the foregoing and all proceeds of the foregoing including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

            "Payment Intangible" shall have the meaning specified in Article 9 of the UCC.

            "Permitted Liens" shall have the meaning given such term in each of the Indentures, the Term Loan Agreements and the Revolving Loan Agreement.

            "Proceeds" shall mean: (a) all "proceeds" as defined in Article 9 of the UCC, (b) payments or distributions made with respect to any Investment Property and (c) whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            "Qualifying Cash Equivalents" shall mean any cash or cash equivalents contributed to or otherwise invested in a Holding Company that is promptly contributed to or otherwise invested in a direct Subsidiary of such Holding Company; provided, that such cash or cash equivalents constituted
Article 9 Collateral immediately prior to being contributed to or invested in such Holding Company.

            "Receivables" shall mean all (a) Accounts, (b) Chattel Paper, (c) Payment Intangibles, (d) Instruments and (e) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of the Grantors' rights, if any, in any goods or other property giving rise to such right to payment.

            "Receivables Records" shall mean (a) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (b) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Grantor or any computer bureau or agent from time to time acting for the Grantor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto and (e) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

            "Record" shall have the meaning specified in Article 9 of the UCC.

            "Revenue Account" shall mean account number A/C 65572-1 (short title: CALGEN REV A/C SUB SEC INT of WTC AS CA) in the name of the Company maintained at Wilmington Trust Company and any successor account or accounts.

            "Securities" shall mean any stock, shares, partnership interests, membership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

            "Securities Accounts" shall mean "securities accounts" as defined in
Article 8 of the UCC.

            "Security Agreement Supplement" shall mean an agreement in substantially the form of Exhibit A hereto.

            "Software Embedded in Goods" shall mean, with respect to any Goods, any computer program embedded in Goods and any supporting information provided in connection with a transaction relating to the program if (a) the program is associated with the Goods in such a manner that it customarily is considered part of the Goods or (b) by becoming the owner of the Goods a person acquires a right to use the program in connection with the Goods.

            "Supporting Obligations" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

            "Third Party Project Documents" shall mean each of the agreements listed on Schedule III hereto.

            "Trade Secret Licenses" shall mean any and all agreements granting any right in or to Trade Secrets (whether the Grantor is licensee or licensor thereunder).

            "Trade Secrets" shall mean all trade secrets and all other confidential or proprietary information and know-how (all of the foregoing being collectively called a "Trade Secret"), whether or not reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

            "Trademark Licenses" shall mean any and all agreements granting any right in or to Trademarks (whether the Grantor is licensee or licensor thereunder).

            "Trademarks" shall mean all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the right to use names likeness and biographical data as real, all registrations and applications for any of the foregoing, the goodwill of the business symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

            "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Article 9 Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

      Section 1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Trust Agreement dated as of the date hereof (or as amended in accordance with the terms of the Collateral Trust Agreement) or, if not defined therein, in the UCC. Unless the context otherwise requires:

                  (a) Any of the terms used or defined herein may be used in the singular or the plural, depending on the reference.

                  (b) Except as expressly provided in any Secured Debt Document, any reference to any agreement or instrument shall be deemed to include a reference to such agreement or instrument as assigned, amended, amended and restated, supplemented, otherwise modified from time to time or replaced in accordance with the terms of this Agreement.

                  (c) The use in this Agreement of the word "include" or "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word "will" shall be construed to have the same meaning and effect as the word "shall."

                  (d) References to "Articles", "Sections" and "clauses" shall be to Articles, Sections and clauses, respectively, of this Agreement unless otherwise specifically provided.

                  (e) References to "Exhibits", "Annexes", "Appendices" and "Schedules" shall be to Exhibits, Annexes, Appendices and Schedules, respectively, to this Agreement unless otherwise specifically provided.

                  (f) The use in this Agreement of the words "herein," "hereof," and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

                  (g) This Agreement and any documents or instruments delivered pursuant hereto or thereto shall be construed without regard to the identity of the party who drafted the various provisions of the same. Each and every provision of this Agreement and any instruments and documents entered into and delivered in connection therewith shall be construed as though the parties participated equally in the drafting of the same. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement or the instruments and documents entered into and delivered in connection therewith.

If any conflict or inconsistency exists between this Agreement and the Collateral Trust Agreement, the Collateral Trust Agreement shall govern.

                                   ARTICLE II.
                          GRANT OF SECURITY INTERESTS

      Section 2.1 First Priority Lien Obligations. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent and the First Priority Secured Parties, a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all Article 9 Collateral now owned or anytime hereafter acquired by such Grantor or such Grantor now has or at any time in the future may acquire any right, title or interest.

      Section 2.2 Second Priority Lien Obligations. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent and the Second Priority Secured Parties, a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all Article 9 Collateral now owned or anytime hereafter acquired by such Grantor or such Grantor now has or at any time in the future may acquire any right, title or interest.

      Section 2.3 Third Priority Lien Obligations. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent and the Third Priority Secured Parties, a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all Article 9 Collateral now owned or anytime hereafter acquired by such Grantor or such Grantor now has or at any tune in the future may acquire any right, title or interest.

                                  ARTICLE III.
                            SECURITY FOR OBLIGATIONS

      Section 3.1 Security for Obligations. The Article 9 Collateral is collateral security for the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of the Secured Obligations.

      Section 3.2 Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all of its obligations under any Article 9 Collateral and nothing contained herein is intended or shall be a delegation of such obligations to the Collateral Agent or any Secured Party, (b) neither the Collateral Agent nor any Secured Party shall have any obligation or liability under, by reason of or arising out of this Agreement or any other Security Document nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the
Article 9 Collateral and (c) the exercise by the Collateral Agent of any of its rights or remedies hereunder shall not release any Grantor from any of its duties or obligations under any Article 9 Collateral.

                                   ARTICLE IV.
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 4.1 Generally.

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party on the Closing Date that:

                        (i) when UCC financing statements naming such Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Article 9 Collateral are filed in the filing offices set forth opposite such Grantor's name on Schedule I(D) hereof, this Agreement will create a perfected security interest in all right, title and interest of such Grantor in the Article 9 Collateral to the extent perfection can be obtained by filing UCC financing statements in such jurisdictions;

                        (ii) upon execution and delivery by all parties thereto of a control agreement substantially in the form of Annex A hereto, the security interests granted to the Collateral Agent hereunder with respect to the Revenue Account will constitute perfected Liens;

                        (iii) Schedule I(A) hereto sets forth: (A) the type of organization of such Grantor, (B) the jurisdiction of organization of such Grantor, (C) its organizational identification number and (D) the jurisdiction where such Grantor's chief executive office or sole place of business is currently, and for the one-year period preceding the date hereof has been, located;

                        (iv) the full legal name of such Grantor is as set forth on Schedule I(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule I(B);

                        (v) except as provided on Schedule I(C), such Grantor has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

                        (vi) none of the Article 9 Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC); and

                        (vii) with respect to each Grantor that is a Holding Company, such Grantor has no property, rights or other assets other than property, rights and other assets that constitute Article 9 Collateral or Excluded Assets.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                        (i) it shall not change its name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business, chief executive office, type of organization or jurisdiction of organization unless it (A) promptly (and in any event at least 30 days prior to any such change) notifies the Collateral Agent in writing of such change, and (B) all actions reasonably necessary to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Article 9 Collateral granted or intended to be granted hereunder;

                        (ii) it shall pay promptly when due all material property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Article 9 Collateral, except to the extent the validity thereof is being contested in good faith; and

                        (iii) with respect to each Grantor that is a Holding Company, such Grantor shall not acquire any property, rights or other assets other than property, rights and other assets that constitute Article 9 Collateral or Excluded Assets.

      Section 4.2 Equipment. Each Grantor covenants and agrees that it shall take all actions reasonably necessary to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in any Article 9 Collateral consisting of Equipment intended to be granted hereunder, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Article 9 Collateral.

      Section 4.3 Investment Property.

                  (a) Investment Accounts.

                        (i) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party on the Closing Date that:

                              (1) (A) there are no Securities Accounts or
Commodities Accounts constituting Article 9 Collateral in which any Grantor has an interest, and (B) there are no Deposit Accounts constituting Article 9 Collateral in which any Grantor has an interest other than (I) the Designated Deposit Accounts and (II) the Revenue Account;

                              (2) the Grantors are the sole account holders of
the Revenue Account and the Designated Deposit Accounts, and no Grantor has consented to, or is otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the
UCC) over, or any other interest in (other than Permitted Liens), any such Revenue Account or Designated Deposit Account or in any money or other property deposited therein; and

                              (3) each Grantor has taken all actions reasonably
necessary, including those specified in Section 4.3(a)(ii), to (a) establish the Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Article 9 Collateral constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts (each as defined in the UCC); (b) establish the Collateral Agent's "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts constituting Article 9 Collateral (provided, that such Grantor shall not be required to take such actions with respect to Designated Deposit Accounts until forty-five (45) days after the Closing Date); and (c) deliver all Instruments constituting Article 9 Collateral to the Collateral Agent.

                        (ii) Delivery and Control. With respect to any Investment Property constituting Article 9 Collateral consisting of Securities Accounts or Securities Entitlements, the Grantors shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into a control agreement substantially in the form of Annex A hereto pursuant to which it shall agree to comply with the Collateral Agent's "entitlement orders" without further consent by any such Grantors. With respect to any Article 9 Collateral that is a "Deposit Account," the Grantors shall cause the depositary institution maintaining such account to enter into a control agreement substantially in the form of Annex A hereto, pursuant to which the Collateral Agent shall have "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreements with respect to: (A) any Securities Accounts, Securities Entitlements or Deposit Accounts (other than Designated Deposit Accounts) constituting Article 9 Collateral on the Closing Date, as of or prior to the Closing Date, (B) any Designated Deposit Account that constitutes Article 9 Collateral as of the day that is forty-five (45) days after the Closing Date, no later than such day, and (C) any Securities Accounts, Securities Entitlements or Deposit Accounts that become Article 9 Collateral after the Closing Date, within thirty (30) days after the deposit or transfer of any Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts, as applicable.

                  (b) Investment Property Generally.

                        (i) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                              (1) except as provided in the next sentence or as
otherwise expressly permitted under the Secured Debt Documents, in the event such Grantor receives any dividends, interest or distributions on any Investment Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Property, in each case constituting Article 9 Collateral, then (A) such dividends, interest or distributions and securities or other property shall be included in the Article 9 Collateral without further action and (B) such Grantor shall take all steps, if any, reasonably necessary to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over any such Investment Property with a value in excess of $100,000 (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall be segregated from all other property of such Grantor.

                              (2) If any issuer of any Investment Property is
located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be reasonably necessary, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of an Event of Default and written notice from the Collateral Agent to the applicable Grantor (provided that if an Insolvency Proceeding shall have occurred with respect to such Grantor, such written notice shall not be required and shall be deemed to have been received by such Grantor upon the occurrence of such Event of Default), the Collateral Agent shall have the right to transfer all or any portion of the Investment Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Property for certificates or instruments of smaller or larger denominations.

                        (ii) Delivery and Control. Each Grantor, with respect to any Investment Property that is represented by a certificate or that is an "instrument" (other than any Investment Property credited to a Securities Account) and constitutes Article 9 Collateral, shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC). With respect to any Investment Property constituting Article 9 Collateral that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall cause the issuer of such uncertificated security to register the Collateral Agent as the registered owner thereof on the books and records of the issuer.

                        (iii) Voting and Distributions.

                              (1) Unless an Event of Default shall have occurred
and be continuing and written notice shall have been provided by the Collateral Agent to the applicable Grantor (provided that if an Insolvency Proceeding shall have occurred with respect to such Grantor, such written notice shall not be required and shall be deemed to have been received by such Grantor upon the occurrence of such Event of Default), each Grantor shall be entitled to exercise all Voting and other rights with respect to any Investment Property constituting
Article 9 Collateral; provided, however, that no vote shall be cast, right exercised or other action taken which would result in any violation of any provision of this Agreement or any other Secured Debt Document. Upon the occurrence and during the continuation of an Event of Default and upon written notice from the Collateral Agent to such Grantor (provided that if an Insolvency Proceeding shall have occurred with respect to such Grantor, such written notice shall not be required and shall be deemed to have been received by such Grantor upon the occurrence of such Event of Default), all voting and other rights of such Grantor with respect to any Investment Property constituting Article 9 Collateral which such Grantor would otherwise be entitled to exercise pursuant to the terms of this Agreement or otherwise shall cease, and all such rights shall be vested in the Collateral Agent which shall thereupon have the sole right to exercise such rights. After all Events of Default have been cured or waived and the Company has delivered to the Collateral Agent a certificate to that effect, the Grantors' rights under this Section 4.3(b)(iii)(1) shall be reinstated.

                              (2) Unless an Event of Default shall have occurred
and be continuing and written notice shall have been provided by the Collateral Agent to the applicable Grantor (provided that if an Insolvency Proceeding shall have occurred with respect to such Grantor, such written notice shall not be required and shall be deemed to have been received by such Grantor upon the occurrence of such Event of Default), each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of any Investment Property constituting
Article 9 Collateral to the extent and only to the extent that all such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Secured Debt Documents. Upon the occurrence and during the continuation of an Event of Default and upon written notice from the Collateral Agent to such Grantor (provided that if an Insolvency Proceeding shall have occurred with respect to such Grantor, such written notice shall not be required and shall be deemed to have been received by such Grantor upon the occurrence of such Event of Default), all rights of such Grantor to the dividends, interest, principal and other distributions shall cease and all such rights shall be vested in the Collateral Agent which shall thereupon have the sole right to receive such distributions. After all Events of Defaults have been cured or waived and the Company has delivered to the Collateral Agent a certificate to that effect, the Grantors' rights under this Section 4.3(b)(iii)(2) shall be reinstated. All distributions and other amounts which are received by any Grantor contrary to the provisions of this

Agreement shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Article 9 Collateral in the same form as so received (with any necessary endorsement requested by Collateral Agent).

                              (3) In order to permit the Collateral Agent to
exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (B) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Article VI.

      Section 4.4 Contracts. Each Grantor hereby covenants and agrees that:

                  (a) the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any contract, instrument or other agreement included in the Article 9 Collateral of the security interest of the Collateral Agent therein; and

                  (b) with respect to any Non-Assignable Contract that is a Third Party Project Document to which it is a party and that constitutes Article 9 Collateral, each Grantor shall, unless the relevant restrictions on transfer are overridden by Section 9-406 of the UCC, within 30 days of the date hereof with respect to any such Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any such Non-Assignable Contract after the Closing Date, request the consent of the counterparty or counterparties to such Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Collateral Agent and use commercially reasonable efforts to obtain such consent as soon as practicable thereafter.

      Section 4.5 Letter of Credit Rights. Each Grantor hereby represents and warrants on the Closing Date that it has no Letter of Credit Rights other than Letter of Credit Rights consisting of Supporting Obligations.

                                   ARTICLE V.
               ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES

      Section 5.1 Access; Right of Inspection. The Collateral Agent and its representatives shall, during normal business hours and under reasonable procedures, (a) have full and free access to all books, correspondence and records of each Grantor reasonably related to the Article 9 Collateral, and (b) have the right to examine the same, take extracts therefrom and make photocopies thereof. Each Grantor agrees to render to the Collateral Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. The Collateral Agent and its representatives shall also have the right, during normal business hours and under reasonable procedures, to enter the premises of any Grantor for the purpose of inspecting the Article 9 Collateral and observing its use and condition.

      Section 5.2 Further Assurances.

                  (a) Each Grantor agrees that from time to time, at its own expense it shall promptly Authenticate, execute and deliver all further instruments and documents, and take all further action, as may be reasonably requested by the Collateral Agent, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Article 9 Collateral. Without limiting the generality of the foregoing, each Grantor shall file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Article 9 Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the
Article 9 Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired".

                                   ARTICLE VI.
                   COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

            Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following, upon the occurrence and during the continuation of any Event of Default (but, except as otherwise expressly provided herein, not in any other circumstances):

            (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Secured Debt Documents;

            (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Article 9 Collateral;

            (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

            (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Article 9 Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Article 9 Collateral;

            (e) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor;

            (f) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Article 9 Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand;

            (g) to exercise remedies, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Article 9 Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes; and

            (h) to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Article 9 Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                                  ARTICLE VII.
                                    REMEDIES

      Section 7.1 Generally.

                  (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent available to it under the UCC to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously, in each case subject to and in accordance with the Collateral Trust Agreement:

                        (i) notify, or require the applicable Grantor to notify, any counterparty to a contract, instrument or other agreement to make all payments under such agreement directly to the Collateral Agent;

                        (ii) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the

Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

                        (iii) enter onto the property where any Article 9 Collateral is located and take possession thereof with or without judicial process;

                        (iv) prior to the disposition of the Article 9 Collateral, store, process, repair or recondition the Article 9 Collateral or otherwise prepare the Article 9 Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

                        (v) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Article 9 Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

                  (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Article 9 Collateral at any public or private sale (to the extent the portion of the Article 9 Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Article, Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any
Article 9 Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of
Article 9 Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Article 9 Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Article 9 Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Article 9 Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such
Article 9 Collateral to more than one offeree. Subject to Section 12.15 of this Agreement, if the proceeds of any sale or other disposition of the Article 9 Collateral are insufficient to pay all the Secured Obligations, each

Grantor shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

                  (c) The Collateral Agent may sell the Article 9 Collateral without giving any warranties as to the Article 9 Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Article 9 Collateral.

                  (d) The Collateral Agent shall have no obligation to marshal any of the Article 9 Collateral.

      Section 7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Article 9 Collateral shall be applied in accordance with the terms of the Collateral Trust Agreement.

      Section 7.3 Sales on Credit. If the Collateral Agent sells any of the
Article 9 Collateral upon credit, the Grantors will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Article 9 Collateral, the Collateral Agent may resell the Article 9 Collateral and the Grantors will be credited with proceeds of the sale.

      Section 7.4 Investment Property.

                  (a) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

                  (b) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

      Section 7.5 Cash Proceeds. Cash Proceeds shall be held by each Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. Such Cash Proceeds shall, within 10 Business Days of receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Revenue Account. Any Cash Proceeds of a Grantor received by the Collateral Agent: (i) if no Event of Default shall have occurred and be continuing under any Secured Debt Document, shall be held by the Collateral Agent for the benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured), and (ii) if an Event of Default shall have occurred and be continuing, (A) be held by the Collateral Agent for the benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured), and/or (B) be applied by the Collateral Agent against any Secured Obligations due and owing.

                                  ARTICLE VIII.
                                COLLATERAL AGENT

            The Collateral Agent has been appointed to act as Collateral Agent hereunder by each Secured Party pursuant to the Collateral Trust Agreement. The Collateral Agent shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Article 9 Collateral), solely in accordance with this Agreement and the Collateral Trust Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof and pursuant to the terms of the Collateral Trust Agreement, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent following receipt of lawful directions given to it pursuant to the terms of the Collateral Trust Agreement for the benefit of each Secured Party in accordance with the terms of this Section and the Collateral Trust Agreement.

                                   ARTICLE IX.
         CONTINUING SECURITY INTEREST; TRANSFER OF SECURED OBLIGATIONS

            This Agreement shall create a continuing security interest in the
Article 9 Collateral and shall remain in full force and effect with respect to all Collateral until the Secured Obligations Termination Date and shall be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Secured Debt Documents, each Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other

Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to each Secured Party herein or otherwise. Upon the Secured Obligations Termination Date, the security interest granted therein under this Agreement shall terminate hereunder and of record and all rights to such Collateral shall revert to the applicable Grantor. Upon any such termination the Collateral Agent shall, at the Grantors' expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                                   ARTICLE X.
                 STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

            The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Article 9 Collateral and the interests of the Secured Parties and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Article 9 Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Article 9 Collateral or as to the taking of any necessary steps or actions of any type to preserve rights against prior parties or any other rights pertaining to any
Article 9 Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Article 9 Collateral in its possession if such Article 9 Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent, its Affiliates nor any of their directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Article 9 Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Article 9 Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any material agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Article XI.

                                   ARTICLE XI.
                             INDEMNITY AND EXPENSES

                  (a) Each Grantor agrees, jointly and severally:

                        (i) to defend (subject to the Indemnitees' selection of counsel), indemnify, pay and hold harmless each Indemnitee, from and against any and all actions, claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions with respect to the Grantors and the Article 9 Collateral contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such actions, claims, losses or liabilities result from such Indemnitee's bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction; and

                        (ii) to reimburse the Collateral Agent promptly following written demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, with respect to the Grantors and the Article 9 Collateral.

                  (b) Notwithstanding anything herein or implied by law to the contrary, the obligations of each Grantor in this Article XI shall survive the termination of this Agreement, any resignation or removal of the Collateral Agent and the discharge of such Grantor's other obligations under this Agreement and the other Secured Debt Documents.

                                  ARTICLE XII.
                                 MISCELLANEOUS

      Section 12.1 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Grantor or the Collateral Agent shall be sent to such Person's address set forth in Section 8.5 of the Collateral Trust Agreement and in the manner provided therein.

      Section 12.2 Amendments and Waivers.

                  (a) Collateral Agent's Consent. Subject to Section 12.2(b), no amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Grantor therefrom, shall in any event be effective without the written concurrence of the Collateral Agent.

                  (b) No Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Secured Debt Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights, powers and remedies existing under this Agreement and the other Secured Debt Documents are cumulative, and not exclusive of, any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

      Section 12.3 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns including all persons who become bound as debtor to this Agreement. No Grantor shall, without the prior written consent of the Collateral Agent, assign any right, duty or obligation hereunder.

      Section 12.4 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists.

      Section 12.5 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      Section 12.6 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

      Section 12.7 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 12.8 CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER TRANSACTION DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF MEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 12.1; AGREES THAT SERVICE AS PROVIDED ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND AGREES THAT THE SERVICE PROCESS MAY BE MADE IN ANY OTHER MANNER PERMITTED BY LAW AND PROCEEDINGS MAY BE MADE AGAINST ANY PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION.

      Section 12.9 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 12.9 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS

WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      Section 12.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      Section 12.11 Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Grantors and the Collateral Agent of written or telephonic notification of such execution and authorization of delivery thereof. Additional Guarantors under the Secured Debt Documents shall become a party hereto by executing a Security Agreement Supplement in the form of Exhibit A hereto. Upon the Collateral Agent's receipt of such Security Agreement Supplement, such "New Grantor" shall be a Grantor hereunder to the extent set forth therein.

      Section 12.12 Entire Agreement. This Agreement and the other Secured Debt Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Secured Debt Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

      Section 12.13 Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any other Secured Party hereunder or pursuant hereto is rescinded or must otherwise be restored or returned by the Collateral Agent or such Secured Party upon an Insolvency Proceeding of any Grantor, or upon the appointment of any intervenor or conservator of, or trustee or similar official for any Grantor or any substantial part of any Grantor's assets, or upon the entry of an order by any court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

      Section 12.14 Collateral Trust Agreement. (a) The rights, powers, benefits, privileges, immunities and indemnities given to the Collateral Agent and set forth in the Collateral Trust Agreement are hereby expressly incorporated herein and shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent. (b) All the provisions contained in this Agreement are expressly subject to all of the provisions contained in the Collateral Trust Agreement in all respects. If any conflict or inconsistency exists between this Agreement and the Collateral Trust Agreement, the Collateral Trust Agreement shall govern.

      Section 12.15 No Recourse Against the Grantors. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT, THE NOTES, THE TERM LOANS, THE REVOLVING LOANS AND ALL RELATED GUARANTEES ARE NON-RECOURSE SECURED OBLIGATIONS OF THE COMPANY AND THE GUARANTORS, AS APPLICABLE. THE ONLY RECOURSE A SECURED PARTY WILL HAVE WITH RESPECT TO THE PAYMENT OF PRINCIPAL OF, OR INTEREST OR PREMIUM ON, ANY OF THE FOREGOING OBLIGATIONS WILL

BE ENFORCEMENT OF ITS RIGHTS AGAINST THE COLLATERAL PURSUANT TO THE SECURITY DOCUMENTS.

                            [signature page follows]

              IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        CALPINE GENERATING COMPANY, LLC,
                                        a Delaware limited liability company

                                        By: /s/ Zamir Rauf
                                            ------------------------------------
                                            Name: Zamir Rauf
                                            Title: Vice President

[Security Agreement - Calpine Generating Company, LLC]

                        THE GUARANTORS AND HOLDING COMPANIES:

                        CALPINE BAYTOWN ENERGY CENTER LP, LLC
                        CALPINE BAYTOWN ENERGY CENTER GP, LLC
                        BAYTOWN POWER GP, LLC
                        BAYTOWN POWER, LP
                        CHANNEL POWER, LP
                        CALPINE CHANNEL ENERGY CENTER LP, LLC
                        CALPINE CHANNEL ENERGY CENTER GP, LLC
                        CHANNEL POWER GP, LLC
                        CALPINE CORPUS CHRISTI ENERGY GP, LLC
                        CALPINE CORPUS CHRISTI ENERGY, LP
                        NUECES BAY ENERGY LLC
                        CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC
                        CPN FREESTONE, LLC
                        CALPINE FREESTONE, LLC
                        CALPINE FREESTONE ENERGY GP, LLC
                        CALPINE FREESTONE ENERGY, LP
                        CALPINE ONETA POWER I, LLC
                        CALPINE ONETA POWER II, LLC
                        CALGEN EQUIPMENT FINANCE HOLDINGS, LLC
                        CALPINE PASTORIA HOLDINGS, LLC

                        Executing this Agreement on behalf of and so as to bind each of the limited liability companies and limited partnerships named above under the caption "The Guarantors and Holding Companies"

                        By: /s/ Zamir Rauf
                            ------------------------------------
                            Name: Zamir Rauf
                            Title: Vice President

[Security Agreement - Calpine Generating Company, LLC]

                        THE GUARANTORS:

                        CALGEN EXPANSION COMPANY, LLC
                        CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE LLC CALGEN EQUIPMENT FINANCE COMPANY, LLC
                        ZION ENERGY LLC
                        LOS MEDANOS ENERGY CENTER, LLC
                        MORGAN ENERGY CENTER, LLC
                        CARVILLE ENERGY LLC
                        DECATUR ENERGY CENTER, LLC
                        COLUMBIA ENERGY LLC
                        DELTA ENERGY CENTER, LLC
                        CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO, LLC PASTORIA ENERGY FACILITY L.L.C.

                        Executing this Agreement on behalf of and so as to bind each of the limited liability companies named above under the caption "The Guarantors"

                        By: /s/ Zamir Rauf
                            ------------------------------------
                            Name: Zamir Rauf
                            Title: Vice President

[Security Agreement - Calpine Generating Company, LLC]

                                THE GUARANTORS:

                                FREESTONE POWER GENERATION LP
                                CALPINE POWER EQUIPMENT LP
                                CHANNEL ENERGY CENTER, LP
                                CORPUS CHRISTI COGENERATION LP
                                CALPINE ONETA POWER, L.P.
                                BAYTOWN ENERGY CENTER, LP

                                Executing this Agreement on behalf of and so as to bind each of the limited partnerships named above under the caption "The Guarantors"

                                By: /s/ Zamir Rauf
                                    ------------------------------------
                                    Name: Zamir Rauf
                                    Title: Vice President

[Security Agreement - Calpine Generating Company, LLC]

                                        WILMINGTON TRUST COMPANY,
                                        as Collateral Agent

                                        By: /s/ James J. McGinley
                                            ------------------------------------
                                            Name: James J. McGinley
                                            Title: Authorized Signer

[Security Agreement - Calpine Generating Company, LLC]

                                                                      SCHEDULE I
                                                           TO SECURITY AGREEMENT

                               GENERAL INFORMATION

            (A) FULL LEGAL NAME, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION, CHIEF EXECUTIVE OFFICE/SOLE PLACE OF BUSINESS (OR RESIDENCE IF GRANTOR IS A NATURAL PERSON) AND ORGANIZATIONAL IDENTIFICATION NUMBER OF EACH GRANTOR:

                                                        JURISDICTION   CHIEF EXECUTIVE
                                                            OF        OFFICE/SOLE PLACE
     FULL LEGAL NAME           TYPE OF ORGANIZATION     ORGANIZATION      OF BUSINESS    FEDERAL I.D.#
-------------------------   -------------------------   ------------  -----------------  -------------
Calpine Generating
Company, LLC                Limited Liability Company         DE         Corporate1        770555128

CalGen Expansion
Company, LLC                Limited Liability Company         DE         Corporate         770555127

Baytown Energy Center, LP   Limited Partnership               DE         Corporate         770555135

Calpine Baytown Energy
Center GP, LLC              Limited Liability Company         DE         Corporate         770555133

Calpine Baytown Energy
Center LP, LLC              Limited Liability Company         DE         Corporate         770555138

Baytown Power GP, LLC       Limited Liability Company         DE         Corporate         861056699

Baytown Power, LP           Limited Partnership               DE         Corporate         861056708

Carville Energy LLC         Limited Liability Company         DE         Corporate         364309608

Channel Energy Center, LP   Limited Partnership               DE         Corporate         770555137

Calpine Channel Energy
Center GP, LLC              Limited Liability Company         DE         Corporate         770555139

Calpine Channel Energy
Center LP, LLC              Limited Liability Company         DE         Corporate         770555140

Channel Power GP, LLC       Limited Liability Company         DE         Corporate         861056758

-----------------

1 "Corporate" means the Corporate Headquarters of Calpine Corporation, located at 50 West San Fernando Street, San Jose, California 95113.

                                      S-I-1

                                                        JURISDICTION   CHIEF EXECUTIVE
                                                            OF        OFFICE/SOLE PLACE
     FULL LEGAL NAME           TYPE OF ORGANIZATION     ORGANIZATION      OF BUSINESS    FEDERAL I.D.#
-------------------------   -------------------------   ------------  -----------------  -------------
Channel Power, LP           Limited Partnership             DE            Corporate        861056755

Columbia Energy LLC         Limited Liability Company       DE            Corporate        364380154

Corpus Christi
Cogeneration
                            Limited Partnership             DE            Corporate        364337040

Nuecess Bay Energy LLC      Limited Liability Company       DE            Corporate        364216016

Calpine Northbrook
Southcoast Investors, LLC   Limited Liability Company       DE            Corporate        364337045

Calpine Corpus Christi
Energy GP, LLC              Limited Liability Company       DE            Corporate        861056770

Calpine Corpus Christi
Energy, LP                  Limited Partnership             DE            Corporate        861056497

Decatur Energy Center, LLC  Limited Liability Company       DE            Corporate        770555708

Delta Energy Center, LLC    Limited Liability Company       DE            Corporate        954812214

CalGen Project Equipment
Finance Company Two, LLC    Limited Liability Company       DE            Corporate        770585399

Freestone Power
Generation LP               Limited Partnership             TX            Corporate        760608559

Calpine Freestone, LLC      Limited Liability Company       DE            Corporate        770486738

CPN Freestone, LLC          Limited Liability Company       DE            Corporate        770545937

Calpine Freestone Energy
GP, LLC                     Limited Liability Company       DE            Corporate        861056713

Calpine Freestone Energy,
LP                          Limited Partnership             DE            Corporate        861056720

Calpine Power Equipment
LP                          Limited Partnership             TX            Corporate        760645514

LOS  Medanos Energy
Center LLC                  Limited Liability Company       DE            Corporate        770553164

CalGen Project Equipment
Finance Company One, LLC    Limited Liability Company       DE            Corporate        770556245

                                      S-I-2

                                                        JURISDICTION   CHIEF EXECUTIVE
                                                            OF        OFFICE/SOLE PLACE
     FULL LEGAL NAME           TYPE OF ORGANIZATION     ORGANIZATION      OF BUSINESS    FEDERAL I.D.#
-------------------------   -------------------------   ------------  -----------------  -------------
Morgan Energy Center, LLC   Limited Liability Company       DE            Corporate        770555141

Pastoria Energy Facility
L.L.C                       Limited Liability Company       DE            Corporate        770581976

Calpine Pastoria
Holdings, LLC               Limited Liability Company       DE            Corporate        770559247

Calpine Oneta Power, L.P.   Limited Partnership             DE            Corporate        752815392

Calpine Oneta Power I,
LLC                         Limited Liability Company       DE            Corporate        752815390

Calpine Oneta Power II,
LLC                         Limited Liability Company       DE            Corporate        752815394

Zone Energy LLC             Limited Liability Company       DE            Corporate        364330312

CalGen Project Equipment
Finance Company Three,
LLC                         Limited Liability Company       DE            Corporate        100008436

CalGen Equipment Finance
Holdings, LLC               Limited Liability Company       DE            Corporate        770555519

CalGen Equipment Finance
Company, LLC                Limited Liability Company       DE            Corporate        770555523

                                      S-I-3

      (B) OTHER NAMES (INCLUDING ANY TRADE-NAME OR FICTITIOUS BUSINESS NAME) UNDER WHICH EACH GRANTOR HAS CONDUCTED BUSINESS FOR THE PAST FIVE
            YEARS:

NAME OF GRANTOR       DESCRIPTION OF AGREEMENT
---------------       ------------------------
N/A

                                      S-I-4

         (C)(1) CHANGES IN NAME, JURISDICTION OF ORGANIZATION, CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS (OR PRINCIPAL RESIDENCE IF GRANTOR IS A NATURAL PERSON) WITHIN PAST FIVE YEARS:

                                             PREVIOUS NAME, JURISDICTION, CHIEF
                                              EXECUTIVE OFFICE OR SOLE PLACE OF
            FULL LEGAL NAME                              BUSINESS
--------------------------------------    ----------------------------------------
CalGen Equipment Finance Company, LLC     CCFC II Equipment Finance Company,
                                          LLC / CCFC II Leasing Company, LLC

CalGen Equipment Finance Holdings, LLC    CCFC II Equipment Finance Holdings,
                                          LLC / CCFC II Leasing Holdings, LLC

CalGen Expansion Company, LLC             CCFC II Development Company, LLC

CalGen Project Equipment Finance          CCFC II Project Equipment Finance
Company One, LLC                          Company One, LLC

CalGen Project Equipment Finance          CCFC II Project Equipment Finance
Company Two, LLC                          Company Two, LLC

CalGen Project Equipment Finance          CCFC II Project Equipment Finance
Company Three, LLC                        Company Three, LLC

Calpine Freestone, LLC                    Calpine Freestone, Inc.

Calpine Generating Company, LLC           Calpine Construction Finance Company
                                          II, LLC

Calpine Northbrook Southwest Investors,   SkyGen Southwest Investors, LLC
LLC

Calpine Oneta Power I, LLC                Panda Oneta Power I, LLC

Calpine Oneta Power II, LLC               Panda Oneta Power II, LLC

Calpine Oneta Power, LP                   Panda Oneta Power, LP

Calpine Pastoria Holdings, LLC            Pastoria Energy Center, LLC

Calpine Power Equipment LP                Entergy Power Equipment LP

Carville Energy LLC                       Bayou Verret LLC / Bayou Verret
                                          Energy LLC

CPN Freestone, LLC                        CPN Freestone, Inc.

Los Medanos Energy Center LLC             Pittsburg District Energy Facility, LLC

                                      S-1-5

(C)(2) ENTITIES SUBJECT TO CORPORATE RESTRUCTURING WITHIN PAST FIVE YEARS:

      (a)   CalGen Expansion Company, LLC (formerly CCFC II Development Company,
            LLC) contributed its equity interests in the following entities to Calpine Generating Company, LLC (formerly Calpine Construction Finance Company II, LLC):

            - Calpine Northbrook Southcoast Investors, LLC (formerly SkyGen South Coast Investors LLC) and Nueces Bay Energy LLC, effective April 19, 2002

            - CPN Freestone, Inc. and Calpine Freestone, Inc., effective May 1, 2002

            - Calpine Project Investment, Inc. and CPN Aidlin, Inc., effective June 1, 2002

            -     Zion Energy LLC, effective June 1, 2002

      (b) CalGen Equipment Finance Company, LLC (formerly CCFC II Equipment Finance Company, LLC) contributed its equity interests in CalGen Project Equipment Finance Company One, LLC (formerly CCFC II Project Equipment Finance Company One, LLC) and CalGen Project Equipment Finance Company Two, LLC (formerly CCFC II Project Equipment Finance Company Two, LLC) to CalGen Equipment Finance Holdings, LLC (formerly CCFC II Equipment Finance Holdings, LLC), effective June 1, 2002

      (c) The 100% ownership interest in Delta Energy Center, LLC held collectively by DEC Holdings, LLC and CPN Delta Holdings, LLC was transferred to Calpine Generating Company, LLC effective March 23, 2004.

      (d) The interests in the following companies were transferred to Calpine Development Holdings, Inc. (which is not part of the CalGen group), effective March 23, 2004:

            -     Calpine Project Investments, Inc.

            -     CPN Aidlin Inc.

            -     Cloverdale Geothermal Partners, L.P.

            -     Geothermal Energy Partners, Ltd

            -     DEC Holdings, LLC

                                      S-I-6

            -     CPN Delta Holdings, LLC

      (e) With respect to each of Calpine Freestone, LLC and CPN Freestone, LLC, such entities were originally formed as corporations under the laws of the State of Delaware. Effective February 17, 2004, they were converted into limited liability companies. Effective February 25, 2004, they were reconverted into corporations. Effective March 23, they were reconverted into limited liability companies.

      (f) Calpine Generating Company, LLC contributed its equity interests in the following entities to CalGen Expansion Company, LLC, effective March 23, 2004:

            -     Los Medanos Energy Center LLC

            -     CPN Freestone, LLC and Calpine Freestone, LLC

            - Calpine Channel Energy Center LP, LLC and Calpine Channel Energy Center GP, LLC

            -     Zion Energy LLC

            -     Delta Energy Center, LLC

            - Calpine Northbrook Southcoast Investors, LLC and Nueces Bay Energy LLC

            -     Carville Energy LLC

            -     Decatur Energy Center, LLC

            -     Morgan Energy Center, LLC

            - Calpine Baytown Energy Center LP, LLC and Calpine Baytown Energy Center GP, LLC

            -     Calpine Oneta Power I, LLC and Calpine Oneta Power II, LLC

            -     CalGen Equipment Finance Holdings, LLC

      (g)   Effective March 23, 2004:

            - Calpine Development Holdings, Inc. contributed its equity interest in Calpine Freestone Energy GP, LLC and Calpine Freestone Energy, LP to CPN Freestone, LLC

            - CPN Freestone, LLC contributed its equity interest (99% LP interest) in Freestone Power Generation LP and Calpine Power

                                      S-I-7

                  Equipment, L.P. to Calpine Freestone Energy, LP

            - Calpine Development Holdings, Inc. contributed its equity interest in Channel Power GP, LLC and Channel Power, LP to Calpine Channel Energy Center LP, LLC

            - Calpine Channel Energy Center LP, LLC contributed its equity interest (99% LP interest) in Channel Energy Center, LP to Channel Power, LP

            - Calpine Development Holdings, Inc. contributed its equity interest in Calpine Corpus Christi Energy GP, LLC and Calpine Corpus Christi Energy, LP to Calpine Northbrook Southcoast Investors, LLC

            - Calpine Northbrook Southcoast Investors, LLC contributed its equity interest (99% LP interest) in Corpus Christi Cogeneration LP to Calpine Corpus Christi Energy, LP

            - Calpine Development Holdings, Inc. contributed its equity interest in Baytown Power GP, LLC and Baytown Power, LP to Calpine Baytown Energy Center LP, LLC

            - Calpine Baytown Energy Center LP, LLC contributed its equity interest (99% LP interest) in Baytown Energy Center, LP to Baytown Power, LP

      (h) Calpine CalGen Holdings, Inc. contributed its equity interests in CalGen Finance Corp. to Calpine Generating Company, LLC, effective March 23, 2004.

                                      S-I-8

      (D)   FINANCING STATEMENTS WITH RESPECT TO ARTICLE 9 COLLATERAL ONLY:

              NAME OF GRANTOR                     FILING JURISDICTION(S)
--------------------------------------------   ---------------------------
Calpine Generating Company, LLC                California, Delaware

CalGen Expansion Company, LLC                  California, Delaware

Baytown Energy Center, LP                      Delaware, Texas

Calpine Baytown Energy Center GP, LLC          Delaware, Texas

Calpine Baytown Energy Center LP, LLC          California, Delaware, Texas

Baytown Power GP, LLC                          Delaware

Baytown Power, LP                              Delaware

Carville Energy LLC                            Delaware, Louisiana

Channel Energy Center, LP                      Delaware, Texas

Calpine Channel Energy Center GP, LLC          Delaware, Texas

Calpine Channel Energy Center LP, LLC          Delaware

Channel Power GP, LLC                          Delaware

Channel Power, LP                              Delaware

Columbia Energy LLC                            Delaware, South Carolina

Corpus Christi Cogeneration LP                 Delaware, Texas

Nueces Bay Energy LLC                          Delaware, Texas

Calpine Northbrook Southcoast Investors, LLC   Delaware

Calpine Corpus Christi Energy GP, LLC          Delaware

Calpine Corpus Christi Energy, LP              Delaware

Decatur Energy Center, LLC                     Alabama, Delaware, Texas

Delta Energy Center, LLC                       California, Delaware

CalGen Project Equipment Finance Company       California, Delaware
Two, LLC

Freestone Power Generation LP                  California, Texas

Calpine Freestone, LLC                         Delaware, Texas

CPN Freestone, LLC                             Delaware, Texas

Calpine Freestone Energy GP, LLC               Delaware

Calpine Freestone Energy, LP                   Delaware

Calpine Power Equipment LP                     Texas

Los Medanos Energy Center LLC                  California, Delaware

                                      S-I-9

             NAME OF GRANTOR                          FILING JURISDICTION(S)
----------------------------------------       -----------------------------------
CalGen Project Equipment Finance Company       California, Delaware, Nevada, Texas
One, LLC

Morgan Energy Center, LLC                      Alabama, Delaware

Pastoria Energy Facility L.L.C.                California, Delaware

Calpine Pastoria Holdings, LLC                 California, Delaware

Calpine Oneta Power, L.P.                      Delaware, Oklahoma

Calpine Oneta Power I, LLC                     Delaware, Oklahoma

Calpine Oneta Power II, LLC                    Delaware, Oklahoma

Zion Energy LLC                                Delaware, Illinois

CalGen Project Equipment Finance Company
Three, LLC                                     Delaware, Illinois

CalGen Equipment Finance Holdings, LLC         California, Delaware, Illinois

CalGen Equipment Finance Company, LLC          California, Delaware, Illinois

                                     S-I-10

                                                                     SCHEDULE II
                                                           TO SECURITY AGREEMENT

                           DESIGNATED DEPOSIT ACCOUNTS

DEPOSITARY BANK    ACCOUNT DESIGNATION   TYPE OF ACCOUNT   ACCOUNT #
----------------   -------------------   ---------------   ---------
Bank of New York   Baytown               Revenue            050490
Bank of New York   Baytown               Construction       050453
Bank of New York   Carville              Construction       050454
Bank of New York   Channel               Construction       050460
Bank of New York   Channel               Revenue            050483
Bank of New York   Columbia              Construction       050433
Bank of New York   Corpus Christi        Construction       050461
Bank of New York   Corpus Christi        Revenue            050482
Bank of New York   Decatur               Construction       050462
Bank of New York   Decatur               Revenue            050481
Bank of New York   Delta                 Construction       050457
Bank of New York   Delta                 Revenue            050486
Bank of New York   Freestone             Revenue            050485
Bank of New York   Los Medanos           Revenue            050491
Bank of New York   Morgan                Construction       050463
Bank of New York   Oneta                 Construction       050803
Bank of New York   Pastoria              Construction       051020
Bank of New York   Zion                  Construction       050806
Bank of New York   Zion                  Revenue            050812
Bank of New York   Cash Collateral       Construction       151057

                                     S-II-1

                                                                    SCHEDULE III
                                                           TO SECURITY AGREEMENT

                          THIRD PARTY PROJECT DOCUMENTS

Baytown

      1. Energy Services Agreement, dated as of January 12, 2000, between Bayer Corporation and Baytown Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment of Project Documents dated as of August 13, 2002.

      2. Services Agreement, dated as of January 12, 2000, between Bayer Corporation and Baytown Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment of Project Documents, dated as of August 13, 2002.

      3. Ground Lease and Easement Agreement, dated as of January 12, 2000, between Bayer Corporation and Baytown Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment of Project Documents, dated as of August 13, 2002.

Carville

      1. Energy Services Agreement, dated as of December 28, 1999, between Cos-Mar Incorporated and Carville Energy LLC, as amended by Amendment No. 1 to Energy Services Agreement, dated as of April
            30, 2000, and Amendment No. 2 to Energy Services Agreement, dated as of June 26, 2001.

      2. Agreement for Purchased Power from Qualified Cogeneration Facility, dated as of August 31, 2002, between Entergy Gulf States, Inc. and Carville Energy LLC.

Channel

      1. Energy Services Agreement, dated as of January 25, 2000, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.).

      2. Facility Services Agreement, dated as of January 25, 2000, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.).

      3. Operating Lease Agreement, dated as of January 25, 2000, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment No. 1 to Operating Lease Agreement, dated as of March 30, 2001.

      4. Amended and Restated Ground Lease and Easement Agreement, dated as of October 30,

                                     S-III-1

            2001, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P.

Columbia

      1. Energy Services Agreement, dated as of August 15, 2000, between Eastman Chemical Company and Columbia Energy LLC, as amended by First Amendment to Energy Services Agreement, dated as of August
            1, 2001, and Second Amendment to Energy Services Agreement, dated as of October 1, 2002.

      2.    Amended and Restated Ground Lease Agreement, dated as of August
            1, 2001, between Eastman Chemical Company and Columbia Energy LLC, as amended by First Amendment to Amended and Restated Ground Lease Agreement, dated as of October 22, 2002.

Corpus Christi

      1. Energy Services Agreement, dated as of March 23, 1999. between Corpus Christi Cogeneration LP (as assignee of Nueces Bay Energy
            LLC) and Citgo Refining and Chemicals, L.P., as amended by Amendment No. 1 to Energy Services Agreement, dated as of March 22, 2001, and Second Amendment of Energy Services Agreement, dated as of August 24, 2001.

      2. Restated Energy Services Agreement - Steam, dated as of July 26, 2002, between Corpus Christi Cogeneration LP and Element is Chromium L.P.

      3. Energy Services Agreement, dated as of July 24, 2003, between Corpus Christi Cogeneration LP and Flint Hills Resources, LP.

      4. Project Site Lease Agreement, dated as of June 21, 1999, between Corpus Christi Cogeneration LP (as assignee of Nueces Bay Energy
            LLC) and Citgo Refining and Chemicals, L.P., as amended by First Amendment of Project Site Lease Agreement, dated as of August 24, 2001.

Decatur

      1. Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of January 31, 2001, between Solutia Inc. and Decatur Energy Center, LLC, as amended by First Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of June 28, 2001, Second Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of August 13, 2001, Third Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of October 31, 2001, Fourth Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of January 28, 2002, and Fifth Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of October 7, 2002.

                                     S-III-2

      2. Power Purchase Agreement, dated as of June 21, 2002, between Decatur Energy Center, LLC and Tennessee Valley Authority.

Delta

      1. Merchant Plant Lease, dated as of April 13, 2000, between The Dow Chemical Company and Delta Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment to Merchant Plant Lease, dated as of July 31, 2001, Second Amendment to Merchant Plant Lease, dated as of December 14, 2001, Third Amendment to Merchant Plant Lease, dated as of February
            20, 2003, and Fourth Amendment to Merchant Plant Lease, dated as of February 20, 2003.

      2. Must-Run Service Agreement, dated as of February 10, 2003, between Delta Energy Center LLC and California Independent System Operator Corporation and Offer Letter from Delta Energy Center LLC to California Independent System Operator Corporation for Provision of RMR Services in 2004.

Freestone

None.

Los Medanos

      1. Energy Purchase and Sale Agreement, dated as of December 21, 1998, between USS-POSCO Industries and Los Medanos Energy Center, LLC (as successor in interest to Pittsburg District Energy Facility, LLC), as amended by Modification Agreement (First Amendment to Energy Purchase and Sale Agreement), dated as of June 30, 1999, and Second Amendment to Energy Purchase and Sale Agreement, dated as of April 30, 2001

      2. Ground Lease Agreement, dated as of October 4, 1999, between USS-POSCO Industries and Los Medanos Energy Center, LLC (as successor in interest to Pittsburg District Energy Facility, LLC), as amended by First Amendment to Ground Lease Agreement, dated as of August 25, 2000, Second Amendment to Ground Lease Agreement, dated as of October 30, 2000, Third Amendment to Ground Lease Agreement, dated as of July 6, 2001, and Fourth Amendment to Ground Lease Agreement, dated as of May 31, 2002.

      3. Energy Supply Arrangements with Dow comprising: Binding Letter of Intent, dated as of December 10, 2002, among The Dow Chemical Company, Los Medanos Energy Center, LLC, Calpine Pittsburg, LLC, and Delta Energy Center, LLC; Steam Supply Agreement, dated as of December 10, 2002, between Calpine Pittsburg, LLC and Los Medanos Energy Center, LLC; and Agreement Regarding Power and Steam Supply, dated as of December 10, 2002, among Calpine Pittsburg, LLC, Los Medanos Energy Center, LLC, and Delta Energy Center, LLC.

      4. Amended and Restated Must-Run Service Agreement, dated June 17, 2003, between Los Medanos Energy Center, LLC and California Independent System Operator Corporation.

                                     S-III-3

Morgan

      1. Project Agreement, dated as of June 1, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment to Project Agreement, dated as of August 20, 2001.

      2. Energy Sales Agreement, dated as of June 1, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment to Energy Sales Agreement, dated as of August 20, 2001, and Second Amendment to Energy Sales Agreement, dated as of July 31, 2003.

      3. Site Interface Agreement, dated as of September 29, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.).

      4. Land Lease, dated as of September 29, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment of Land Lease and Memorandum of Lease and Grant of Easements, dated as of August 20, 2001, and Second Amendment of Land Lease and Memorandum of Lease and Grant of Easements, dated as of December 13, 2001.

      5. Power Purchase Agreement, dated as of June 19, 2003, between Morgan Energy Center, LLC and Tennessee Valley Authority.

Oneta

None.

Pastoria

      1. Ground Lease, dated as of July 19, 2001, between Tejon Ranchcorp and Pastoria Energy Facility L.L.C., as amended by Landlord Non-disturbance and Consent Agreement, dated as of September
            28, 2001.

Zion

      1. Amended and Restated Fuel Conversion Services Agreement, dated as of April 28, 2003, between Zion Energy LLC and Wisconsin Electric Power Company.

                                     S-III-4

                                                                         ANNEX A
                                                           to Security Agreement

                                     FORM OF

                      COLLATERAL ACCOUNT CONTROL AGREEMENT

            This COLLATERAL ACCOUNT CONTROL AGREEMENT (this "Agreement"), dated as of [___________], [_____], by and among [_______________] (the "Grantor"),
Wilmington Trust Company, as collateral agent (the "Collateral Agent") for the Secured Parties under the Collateral Trust Agreement defined below, and [____________________], in its capacity as a "securities intermediary" as defined in Section 8-102 of the UCC and a "bank" as defined in Section 9-102 of the UCC (in such capacities, the "Financial Institution"). Capitalized terms used but not defined herein shall have the meanings assigned in the Collateral Trust Agreement (as amended, amended and restated, supplemented and otherwise modified from time to time, the "Collateral Trust Agreement"), dated as of March 23, 2004, by and among Calpine CalGen Holdings, Inc., a Delaware corporation, [CALPINE GENERATING COMPANY, LLC,] [THE GRANTOR,] CalGen Finance Corp., a Delaware corporation, the Guarantors party thereto from time to time, the Collateral Agent, and the other agents and trustees party thereto from time to time.(2) All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

                                    RECITALS

            WHEREAS, the parties hereto acknowledge that the Grantor has granted to the Collateral Agent a security interest in the Pledged Accounts (as hereinafter defined) pursuant to the Security Agreement (as amended, amended and restated, supplemented and otherwise modified from time to time, the "Security Agreement"), dated as of March 23, 2004, by and among the [CALPINE GENERATING COMPANY, LLC,] [THE GRANTOR,] the Guarantors party thereto from time to time and the Collateral Agent; and

            WHEREAS, the parties hereto are entering into this Agreement to perfect and ensure the priority of such security interest hi the Pledged Accounts.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree for the benefit of the Secured Parties as follows:

-----------------
(2) If required by the Financial Institution, such capitalized terms which are not defined in this form shall be defined based on the definitions set forth in the Collateral Trust Agreement.

                                    ANNEX A-1

            SECTION 1. ESTABLISHMENT AND MAINTENANCE OF PLEDGED ACCOUNTS.

                  (a) The Financial Institution hereby represents and warrants that it has established and currently maintains the accounts listed on Schedule 1 hereto and that the Grantor is its sole customer or entitlement holder with respect to each such account. Each such account and any successor account and all other accounts that the Grantor now or hereafter maintains with the Financial Institution, being referred to herein individually as a "Pledged Account" and collectively as the "pledged accounts." The Financial Institution covenants and agrees that it shall not change the name or account number of any Pledged Account without the prior written consent of the Collateral Agent;

                  (b) Each of the parties hereto acknowledges and agrees that the accounts listed on Part A of Schedule 1 hereto are intended to be deposit accounts (as defined in Section 9-102(a)(29) of the UCC) and the accounts listed on Part B of Schedule 1 hereto are intended to be securities accounts (as defined in Section 8-501 of the UCC). Notwithstanding such intention, as used herein "Deposit Account" shall mean any Pledged Account (or any part thereof) that is determined to be a "deposit account" (within the meaning of Section 9-102(a)(29) of the UCC) and "Securities Account" shall mean any Pledged Account (or any part thereof) that is determined to be a "securities account" (within the meaning of Section 8-501 of the UCC).

                  (c) The Financial Institution covenants and agrees that: (i) all securities or other property underlying any financial assets credited to any Securities Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or indorsed in blank or credited to another securities account maintained in the name of the Financial Institution;
(ii) in no case will any financial asset credited to any Securities Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor except to the extent the foregoing have been specially indorsed to the Financial Institution or indorsed in blank; and (iii) all such property delivered to the Financial Institution pursuant to the Security Agreement will be promptly credited to one of the Pledged Accounts.

            SECTION 2. "FINANCIAL ASSETS" ELECTION. The Financial Institution hereby agrees that each item of property (including, without limitation, all Cash Equivalents and any investment property, financial asset, security, instrument or cash) credited to any Pledged Account that is a Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

            SECTION 3. COLLATERAL AGENT'S CONTROL OF THE PLEDGED ACCOUNTS. If at any time after the Collateral Agent has delivered to the Financial Institution a Notice of Default in substantially the form set forth in Exhibit A hereto or the Financial Institution shall receive from the Collateral Agent an entitlement order (i.e., an order directing transfer or redemption of any financial asset relating to a Pledged Account) or any instruction (within the meaning of Section 9-104 of the UCC, i.e., an instruction directing the disposition of funds in a Pledged Account) originated by the Collateral Agent, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Grantor or any other person. The Collateral Agent agrees not to deliver a Notice of Default unless an Event of Default (as defined below) has occurred; however, it is understood and agreed that the Financial Institution shall rely exclusively on a Notice of Default as to the existence of an Event of Default and shall be under

                                    ANNEX A-2
no obligation to make any independent investigation as to the existence of an Event of Default. If the Grantor is otherwise entitled to give any entitlement orders or instructions with respect to the Pledged Accounts in accordance with
Section 4 hereof and such entitlement orders or instructions conflict with instructions of the Collateral Agent, the Financial Institution shall comply with the entitlement orders and instructions issued by the Collateral Agent. For purposes of this Agreement, "Event of Default" means an "Event of Default" under and as defined in any of the Indentures, the Term Loan Agreements, the Revolving Loan Agreement or any other Secured Debt Document.

            In the event that any of the Pledged Accounts is not considered a "securities account" or "deposit account" under applicable law or a security interest cannot be granted and perfected in such Pledged Accounts under the UCC, then such Pledged Accounts and all property deposited therein shall be deemed under the exclusive dominion and control of the Collateral Agent, and the Financial Institution as its agent, for the purpose of the creation and perfection of security interests in favor of the Collateral Agent for the benefit of the Secured Parties.

            SECTION 4. GRANTOR'S ACCESS TO THE PLEDGED ACCOUNTS. If at any time the Collateral Agent has delivered to the Financial Institution a Notice of Default in substantially the form set forth in Exhibit A hereto, then the Financial Institution agrees that thereafter until the Collateral Agent has informed the Financial Institution in writing that the Event of Default no longer exists, it will take all directions with respect to the Pledged Accounts solely from the Collateral Agent and shall not comply with instructions or entitlement orders of the Grantor or any other person. So long as no Notice of Default has been delivered to the Financial Institution by the Collateral Agent, the Grantor shall be entitled to give, and the Collateral Agent may act upon, any entitlement order or instruction with respect to the Pledged Accounts as it deems appropriate.

            SECTION 5. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Pledged Account or any financial assets, cash or other property credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent The financial assets, money and other items credited to any Pledged Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the respective Pledged Account and (ii) the face amount of any checks which have been credited to such Pledged Account but are subsequently returned unpaid because of uncollected or insufficient funds).

            SECTION 6. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Pledged Account New York shall be deemed to be the bank's jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC). The Pledged Accounts shall be governed by the laws of the State of New York.

                                    ANNEX A-3

            SECTION 7. CONFLICT WITH OTHER AGREEMENTS. The Financial Institution hereby represents, warrants, covenants and agrees that:

                  (a) there are no other agreements entered into between the Financial Institution and the Grantor with respect to any Pledged Account (other than those referred to herein);

                  (b) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating the Pledged Accounts and/or any financial assets credited thereto pursuant to which it agrees or has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person;

                  (c) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Grantor or the Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions, except as may be otherwise provided herein; and

                  (d) in the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

            Notwithstanding the foregoing, it is hereby agreed that the Collateral Agent and the Financial Institution shall be afforded all of the rights, powers, protections and immunities set forth in the Collateral Trust Agreement, the Security Agreement and any other Secured Debt Document to which they are a party as if the same were specifically set forth herein.

            SECTION 8. ADVERSE CLAIMS. The Financial Institution represents and warrants that, except for the claims and interest of the Collateral Agent, the Financial Institution and of the Grantor in the Pledged Accounts, it does not know of any security interest in, lien on or claim to, or other interest in, any Pledged Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Accounts or in any financial asset carried therein, the Financial Institution will promptly notify the Collateral Agent and the Grantor thereof.

            SECTION 9. ADDITIONAL PROVISIONS REGARDING MAINTENANCE OF THE PLEDGED ACCOUNTS. The Financial Institution covenants and agrees:

                  (a) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning (i) any Securities Account and/or any financial assets credited thereto and (ii) any Deposit Account, simultaneously to each of the Grantor and the Collateral Agent at the address for each set forth in Section 13 of this Agreement.

                  (b) Tax Reporting. All items of income, gain, expense and loss recognized in any Securities Account and all interest, if any, relating to any Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under

                                    ANNEX A-4
the name and taxpayer identification number of the Grantor.

                  (c) Voting Rights. At any time during which the Grantor is entitled to give entitlement orders pursuant to Section 4 hereof, the Grantor shall direct the Financial Institution with respect to the voting of any financial assets credited to the Pledged Accounts. At all other times, the Collateral Agent shall control the right to vote with respect to such financial assets.

                  (d) Cash Equivalents. At any time during which the Grantor is entitled to give entitlement orders pursuant to Section 4 hereof, the Grantor shall direct the Financial Institution with respect to the selection of investments to be made for any Securities Account; provided, however, that the Financial Institution shall not honor any instruction to purchase any investments other than Cash Equivalents. At all other times, the Collateral Agent shall control the selection of investments to be made for any Securities Account.

            SECTION 10. INDEMNIFICATION OF FINANCIAL INSTITUTION. The Financial Institution undertakes to perform only such duties as are expressly set forth herein and no other duties shall be implied. The Financial Institution may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties in compliance with the provisions hereof. The Financial Institution shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Grantor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Grantor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's gross negligence as determined by a court of competent jurisdiction and (b) the Grantor and its successors and assigns shall at all tunes indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution's gross negligence as determined by a court of competent jurisdiction, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement. The indemnities provided herein shall survive the termination of this Agreement and any resignation or removal of the Financial Institution.

            SECTION 11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, except that neither the Grantor nor the Financial Institution may delegate its obligations hereunder without the prior written consent of the Collateral Agent. Additionally, in the event that the Collateral Agent is replaced as the collateral agent under the Collateral Trust Agreement, any entity that succeeds to such role shall be entitled to the benefits of this Agreement. The Collateral Agent agrees to send written notice to the Financial Institution of any such replacement.

            SECTION 12. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been

                                    ANNEX A-5
properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth in the Collateral Trust Agreement or, if to the Financial Institution, as set forth below.

            Financial Institution: __________________________
                                   __________________________
                                   __________________________
                                   Attention: _______________
                                   Facsimile No.: ___________

            Any party may change his address for notices by giving notice to the other parties hereto in the manner set forth above.

            SECTION 13. AMENDMENT. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

            SECTION 14. TERMINATION. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agent in each of the Pledged Accounts have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide a Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Grantor on or after the termination of the Collateral Agent's security interest in the Pledged Accounts pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Pledged Accounts or alter the obligations of the Financial Institution to the Grantor pursuant to any other agreement with respect to the Pledged Accounts.

            SECTION 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                            (signature page follows)

                                    ANNEX A-6

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.

                                        [_______________________],
                                        as the Grantor

                                        By:_____________________________________
                                                Name:
                                                Title:

                                        WILMINGTON TRUST COMPANY,
                                        as the Collateral Agent

                                        By:_____________________________________
                                                Name:
                                                Title:

                                        [___________________________],
                                        as the Financial Institution

                                        By:_____________________________________
                                                Name:
                                                Title:

                                    ANNEX A-7

                                                                      SCHEDULE 1

Part A List of Existing Deposit Accounts Subject to this Agreement

Exact Name of Account                   Account Number
---------------------                   --------------

Part B List of Existing Securities Accounts Subject to this Agreement

Exact Name of Account                   Account Number
---------------------                   --------------
"[__________________]"                  [_____________]

                                    ANNEX A-8

                                                                       Exhibit A

                        [Letterhead of Collateral Agent]

                                                  [Date]

[______________________],
   as Financial Institution

________________
________________
Attention:___________________

                        Re: Notice of Default

Ladies and Gentlemen:

            As referenced in the Collateral Account Control Agreement, dated as of [_____________], [____], among [INSERT NAME OF APPLICABLE GRANTOR], you and the undersigned, we hereby give you notice that an Event of Default has occurred and is continuing. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Pledged Accounts or the financial assets or funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction or otherwise directed by us in writing.

            You are instructed to deliver a copy of this notice by facsimile transmission to [INSERT NAME OF APPLICABLE GRANTOR].

                                        Very truly yours,

                                        Wilmington Trust Company,
                                        as Collateral Agent

                                        By:_______________________
                                           Name:
                                           Title:

cc: [INSERT NAME OF APPLICABLE GRANTOR]

                                    ANNEX A-9

                                                                       Exhibit B

                        [Letterhead of Collateral Agent]

                                                  [Date]

[______________________],
   as Financial Institution

__________________
__________________
Attention:___________________

            Re: Termination of Collateral Account Control Agreement

            You are hereby notified that the Collateral Account Control Agreement, dated as [__________________], [_____], by and among [INSERT NAME OF APPLICABLE GRANTOR], you and the undersigned is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)__________________________________from [INSERT NAME OF APPLICABLE
GRANTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account; however nothing contained in this notice shall alter any obligations which you may otherwise owe to [INSERT NAME OF APPLICABLE GRANTOR] pursuant to any other agreement.

            You are instructed to deliver a copy of this notice by facsimile transmission to [INSERT NAME OF APPLICABLE GRANTOR].

                                        Very truly yours,

                                        Wilmington Trust Company,
                                        as Collateral Agent

                                        By:________________________
                                           Name:
                                           Title:

cc: [INSERT NAME OF APPLICABLE GRANTOR]

                                   ANNEX A-10

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT

                          SECURITY AGREEMENT SUPPLEMENT

            This SECURITY AGREEMENT SUPPLEMENT, dated as of [mm/dd/yy], is delivered by [NAME OF NEW GRANTOR], a [NAME OF STATE OF INCORPORATION OR FORMATION] [corporation] [[limited] [general] partnership] [limited liability company] (the "New Grantor"), pursuant to the Security Agreement, dated as of March 23, 2004 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among Calpine Generating Company, LLC, the other Grantors party thereto from time to time, and Wilmington Trust Company, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

            New Grantor hereby confirms the grant to the Collateral Agent in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of New Grantor's right, title and interest in and to all Article 9 Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which New Grantor now has or hereafter acquires an interest and wherever the same may be located. From and after the date hereof, New Grantor shall be a "Grantor", [and] a "Guarantor" [and a "Holding Company"] for all purposes of the Security Agreement. New Grantor hereby makes all of the representations and warranties set forth in the Security Agreement as of the date hereof. New Grantor represents and warrants that Schedule I attached hereto accurately and completely sets forth all additional information required pursuant to the Security Agreement and hereby agrees that such Schedule I shall constitute part of the Schedules to the Security Agreement.

            IN WITNESS WHEREOF, New Grantor has caused this Security Agreement Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                                        [NAME OF NEW GRANTOR]

                                        By: ______________________________
                                            Name:
                                            Title:

                                   EXHIBIT A-1

                                                                      SCHEDULE I
                                                TO SECURITY AGREEMENT SUPPLEMENT

                               GENERAL INFORMATION

            (A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

                                                              Chief Executive
                                                             Office/sole Place
                                                              of Business (or
                                                                Residence if
                                          Jurisdiction of       Grantor is a
Full Legal Name    Type of Organization    Organization        Natural Person)     Organization I.D.#
---------------    --------------------   ---------------    -----------------     ------------------

            (B)   Other Names (including any Trade-Name or Fictitious Business
                  Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor    Description of Agreement
---------------    ------------------------

            (C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Full Legal Name    Trade Name or Fictitious Business Name
---------------    --------------------------------------

            (D)   Financing Statements:

Name of Grantor    Filing Jurisdiction(s)
---------------    ---------------------

                                   EXHIBIT A-2